UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2010
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)

5100 Tennyson Parkway Suite 1200 Plano, Texas (Address of principal executive offices)	75024 (Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On February 10, 2010, Denbury Resources Inc. (the “Company”) completed the public offering of an aggregate principal amount of $1 billion of 8 1/4% Senior Subordinated Notes due 2020 (the “Notes”). The Notes were issued under an Indenture dated February 10, 2010 (the “Indenture”) among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes and Wells Fargo, National Association, as trustee. The Notes were sold to the public at par, plus accrued interest from February 10, 2010. The Underwriters purchased the Notes for 98.0% of the principal amount thereof. Closing occurred on February 10, 2010.
          The Company will pay interest on the Notes on February 15 and August 15 of each year, beginning August 15, 2010. The Notes will mature on February 15, 2020.
          The Notes were offered and sold under a prospectus filed with the Securities and Exchange Commission (the “Commission”) that was part of the Company’s registration statement on Form S-3ASR (Registration No. 333-164630), which was automatically effective when filed with the Commission on February 2, 2010. The material terms of the Notes are described in the prospectus supplement which relates to the offer and sale of the Notes, dated February 3, 2010, as filed by the Company with the Commission on February 4, 2010, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
          The net proceeds from the offering have been placed in escrow pending the closing of the previously announced merger of Encore Acquisition Company (“Encore”) with and into Denbury. Upon the closing of the merger, $400 million of the escrowed proceeds will be released to Denbury to finance a portion of the merger consideration. On February 8, 2010, Denbury launched a tender offer to purchase $600 million of Encore senior subordinated notes outstanding. Up to all of the remaining escrowed proceeds will be used to fund these repurchases pursuant to this tender offer or any change of control offers required to be made for the Encore notes upon consummation of the merger.
          In connection with the offering of the Notes, the Indenture is filed as Exhibit 4.1 to this Form 8-K and is to be incorporated by reference in its entirety into the Registration Statement.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
          The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
4.1	Indenture dated as of February 10, 2010 among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes and Wells Fargo, National Association, as trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 12, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President - Accounting

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
4.1	Indenture dated as of February 10, 2010 among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes and Wells Fargo, National Association, as trustee.